Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of eAutoclaims, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on January 21, 2009 (the “Report”), I, Jeffrey Dickson, the President and CEO of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of eAutoclaims, Inc.

By:	/s/ Jeffrey Dickson
Print Name: Jeffrey Dickson Title: President & CEO January 21, 2009